UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   July 8, 2004
                                                --------------------------------


                          GS Mortgage Securities Corp.
 (as depositor for the GSAMP Trust 2004-AR1 to be formed pursuant to a Pooling and Servicing Agreement, to be dated June 1, 2004, among GS Mortgage Securities Corp., Countrywide Home Loans Servicing LP, Ameriquest Mortgage
                Company and Deutsche Bank National Trust Company)

 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 333-100818                 13-6357101
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------------


                                 Not applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being referred to as "experts" in the Prospectus Supplement relating to GSAMP Trust 2004-AR1, Mortgage Pass-Through Certificates, Series 2004-AR1, Class A-1A, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

            In addition, the unaudited financial statements of FGIC as of March 31, 2004 and for the three-month period then ended are attached hereto as
 Exhibit 99.2.



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



ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------


      23.1         Consent of KPMG LLP

      23.2         Consent of Ernst & Young LLP

      99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

      99.2 Financial statements of FGIC as of March 31, 2004, and for the three-month period then ended.



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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.



      July 8, 2004
      ------------                 By:   /s/ Greg Finck
                                      ----------------------------------------
                                      Name:  Greg Finck
                                      Title: Vice President



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





                                INDEX TO EXHIBITS
                                -----------------


 Exhibit      Description                                           Paper (P) or
 -------      -----------                                         Electronic (E)
                                                                  --------------



 23.1         Consent of KPMG LLP                                      (E)

 23.2         Consent of Ernst & Young LLP                             (E)

 99.1         Financial statements of FGIC as of December 31,          (E)
              2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

 99.2         Financial statements of FGIC as of March 31, 2004,       (E)
              and for the three-month period then ended.


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